U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 11, 2001



                              HADRO RESOURCES, INC.
        (Exact Name of Small Business Issuer as Specified in its Charter)

                                     NEVADA
              (State or other Jurisdiction as Specified in Charter)



         00-25579                                         87-0571853
(Commission file number)                    (I.R.S. Employer Identification No.)



                                 50 West Liberty
                                    Suite 880
                               Reno, Nevada 89501
                    (Address of Principal Executive Offices)

                                 (702) 433-5250
                           (Issuer's telephone number)

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Items 1 through 4 and 6 and 8 not applicable.

Item 5. Other Events.

     Reference is made to the press release issued to the public by Hadro Resources, Inc., a Nevada corporation (the "Company"), on April 5, 2001, the text of which is attached hereto as Exhibit 99.1 as a description of the events reported pursuant to this Form 8-K.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Exhibits.

          99.1 Press Release dated April 5, 2001.


                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         HADRO RESOURCES, INC.


Date: April 11, 2001                     By: /s/ Grant Atkins
--------------------                     --------------------
                                         Grant Atkins, President